U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 24, 2010
Citigroup Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

399 Park Avenue, New York,
New York
(Address of principal executive	10043
offices)	(Zip Code)
(212) 559-1000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.
Current Report on Form 8-K

Item 8.01 Other Events.

On December 24, 2010, Citigroup Inc. issued a press release announcing the commencement of an exchange offer (the “Exchange Offer”) and solicitation of certain consents in respect of certain series of notes issued by Citi’s wholly owned subsidiary, CitiFinancial Credit Company (formerly Commercial Credit Company).  The notes to be issued in the Exchange Offer will be issued only to qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and outside the United States pursuant to Regulation S under the Securities Act.  The notes have not been registered under the Securities Act , and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act.

In accordance with Rule 135c under the Securities Act, a copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

99.1	Press release, dated December 24, 2010, issued by Citigroup Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.
Dated:	By:	/s/ Michael J. Tarpley
		Name:	Michael J. Tarpley
		Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated December 24, 2010, issued by Citigroup Inc.